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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              (the "EXCHANGE ACT")

         Date of Report (date of earliest event reported): June 20, 2001

                           NETSOL INTERNATIONAL, INC.

                                 (the "COMPANY")

             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

               333-28861                                95-4627685

       (Commission File Number)                (IRS Employer Identification No.)

          (Address of Principal Executive Offices, Including Zip Code)

               24025 PARK SORRENTO, SUITE 220, CALABASAS, CA 91302


                                 (818) 222-9195


              (Registrant's Telephone Number, Including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On June 18, 2001, the District Court of Clark County, Nevada, pursuant to a hearing on the NetSol International, Inc. vs. Jonathan D. Iseson, et al. civil action (Case No. A435871) for a pending motion for a preliminary injunction appointed George C. Swarts as Temporary Receiver with full power for the Company and all of its subsidiaries and affiliates. The Court ordered that all communications from the Company be directly from the Receiver or approved in advanced by the Receiver. The Court also ordered that Mr. Swarts file a bond with the clerk of the Court by June 28, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits. The following documents are filed as exhibits to this report:

        99.1 Order, District Court, Clark County, Nevada, Case No. A4345871 dated June 18, 2001.

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SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETSOL INTERNATIONAL, INC.

                                       By: /s/ GEORGE C. SWARTS
                                          --------------------------------
                                       (Print name and title of signing officer)
                                       George C. Swarts, Receiver

                                       Dated: June 20, 2001


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